Supplement Dated September 2, 2008

to the Prospectus and Statement of Additional Information

Dated April 28, 2008

for

Legg Mason Partners Income Trust

Legg Mason Partners Short-Term Investment Grade Bond Fund

(the “Fund”)

Effective September 2, 2008, the name of the Fund is Legg Mason Partners Short-Term Bond Fund. The Fund’s current investment objective, strategies and management remain unchanged.

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